Exhibit 23.1

                                                          MORRISON, BROWN, ARGIZ
                                                                       & COMPANY



                        Independent Accountant's Consent

            As independent accountants, we hereby consent to the use of our report for ECOS Group, Inc. and Subsidiary, dated November 9, 2001, and to all references to our Firm included in or made part of this Form 10-QSB.


/s/ Morrison, Brown, Argiz & Company
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MORRISON, BROWN, ARGIZ & COMPANY
Miami, Florida
November 9, 2001